EXHIBIT 10.30


[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                                      September 22, 2005

Mr. M. Grier Eliasek President and COO
Prospect Energy Corporation
10 East 40th Street, 44th Floor
New York, NY  10016

                                                      RE:  Letter Amendment #1

Dear Mr. Eliasek,

      Reference is made to that certain loan agreement (the "Loan Agreement"), dated as of February 2, 2005, by and between Natural Gas Systems, Inc., a Nevada corporation ("Borrower") and Prospect Energy Corporation, a Maryland corporation ("Lender"). Unless otherwise specified herein, all defined terms in the Loan Agreement shall have the same meanings specified therein.

      For receipt of good and valuable consideration, which is hereby acknowledged and received by Lender on the date hereof, Borrower and Lender agree to amend Section 5.15 (b) of the Loan Agreement, so that the date referenced as "the quarter ended September 30, 2005", is deleted and replaced with "the quarter ended December 31, 2005". In addition, Borrower and Lender agree to add a new Section 6.17 as follows:

      "Section 6.17 Acquisitions. Until the date that the Borrower meets the EBITDA to Interest Expense test set forth in Section 5.15(b), the Borrower shall not use more than $100,000 of cash and cash equivalents of the Borrower as of September 22, 2005, including but not limited to the remaining proceeds of the May 2005 $3,000,000 equity offering, to acquire any real property interest, including but not limited to the acquisition of leases of land or mineral rights. This limitation does not include any costs incurred to evaluate any potential acquisition."

      Borrower and Lender agree that all other terms and conditions of the Loan Agreement, the Collateral and the Collateral Documents shall remain in full force and effect.

      This Letter Amendment #1 is effective as of the date first written above, as evidenced by the signatures of agreement below.

Sincerely,


Robert S. Herlin
President

Agreed and accepted this __________________

-----------------------------                        ---------------------------
Prospect Energy, Inc.                                Natural Gas Systems, Inc.
By:  M. Grier Eliasek                                By:
Its: President and COO                               Its:


 Natural Gas Systems, Inc. o Two Memorial City Plaza o 820 Gessner, Suite 1340
                             o Houston, Texas 77024

                      Tel: 713-935-0122     FAX: 713-935-0199